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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

To the Board of Directors
Siebel Systems, Inc.:

We consent to use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.



KPMG Peat Marwick LLP



San Jose, California
November 13, 1997